Exhibit 99.1

WMG ACQUISITION CORP. ANNOUNCES RECEIPT OF REQUISITE CONSENTS FROM

HOLDERS OF ITS 9.50% SENIOR SECURED NOTES DUE 2016

AND EXPIRATION OF CONSENT SOLICITATION

NEW YORK, NY, May 23, 2011 (MARKETWIRE via COMTEX) —

WMG Acquisition Corp. (the “Company” or “WMG Acquisition”), a wholly owned subsidiary of Warner Music Group Corp. (NYSE: WMG) (“Warner Music Group” or “WMG”), solicited consents (the “Consent Solicitation”), upon the terms and subject to the conditions set forth in the Notice of Consent Solicitation dated May 13, 2011 (the “Notice of Consent Solicitation”), to amend the indenture, dated as of May 28, 2009 (the “Indenture”), by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the 9.50% Senior Secured Notes Due 2016 (the “Notes”) (CUSIP: 92933BAB0) were issued.

The purpose of the Consent Solicitation was to amend the Indenture in connection with the Agreement and Plan of Merger, dated as of May 6, 2011 (the “Merger Agreement”), by and among Airplanes Music LLC, an affiliate of Access Industries, Inc. (“Access Industries”), Airplanes Merger Sub, Inc., a wholly owned subsidiary of Airplanes Music LLC, and Warner Music Group, pursuant to which Airplanes Merger Sub, Inc. will be merged with and into WMG upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), to permit Access Industries and certain related persons to be “Permitted Holders” (as defined in the Indenture) so that the Merger would not constitute a “Change of Control” (as defined in the Indenture).

On May 23, 2011, valid consents from holders of a majority in aggregate principal amount of the outstanding Notes (the “Requisite Consents”) were received and not withdrawn, and the Consent Solicitation has expired. Upon receipt of the Requisite Consents, the Company, the guarantors and the Trustee executed a supplemental indenture (the “Supplemental Indenture”) to effect the proposed amendments to the Indenture. On the terms and subject to the conditions of the Consent Solicitation, the proposed amendments will not become operative until all conditions to the Consent Solicitation, including, without limitation, consummation of the Merger, have been satisfied. The Supplemental Indenture shall bind all holders of Notes and their transferees.

The Company engaged Credit Suisse Securities (USA) LLC and UBS Securities LLC as its solicitation agents (the “Solicitation Agents”). Questions and requests for assistance regarding the Consent Solicitation should be directed to Credit Suisse Securities (USA) LLC at (212) 538-1862 or (800) 820-1653 (toll free) or UBS Securities LLC at (203) 719-4210 (call collect) or (888) 719-4210 (toll free). Requests for documents may be directed to Global Bondholder Services Corporation, which acted as the information agent (the “Information Agent”) for the Consent Solicitation, at (866) 470-3700 (toll free) or (212) 430-3774 (banks and brokers).

This press release does not constitute a solicitation of consents of holders of the Notes and shall not be deemed a solicitation of consents with respect to any other securities of the Company. The Consent Solicitation was only made pursuant to the Notice of Consent Solicitation and the accompanying consent form.

About the Company

With its broad roster of new stars and legendary artists, Warner Music Group is home to a collection of some of the best-known record labels in the music industry including Asylum, Atlantic, Cordless, East West, Elektra, Nonesuch, Reprise, Rhino, Roadrunner, Rykodisc, Sire, Warner Bros. and Word. Warner Music International, a leading company in national and international repertoire, operates through numerous international affiliates and licensees in more than 50 countries. Warner Music Group also includes Warner/Chappell Music, one of the world’s leading music publishers, with a catalog of more than one million copyrights worldwide.

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about Warner Music

Group and other risks related to Warner Music Group are detailed in Warner Music Group’s most recent annual report on Form 10-K and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. Warner Music Group does not undertake an obligation to update forward-looking statements.

In addition, the following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements:

•	the failure of Warner Music Group’s stockholders to approve the Merger;

•	the risk that required consents to the Merger will not be obtained;

•	the risk that the Merger may not be completed on the expected timetable, or at all;

•	litigation in respect of the transactions contemplated by the Merger Agreement;

•	disruption from the transactions contemplated by the Merger Agreement making it more difficult to maintain certain strategic relationships;

•	risks relating to recent or future ratings agency actions or downgrades as a result of the announcement of the transactions contemplated by the Merger Agreement;

•

the impact of WMG’s substantial leverage, including any increase associated with additional indebtedness to be incurred in connection with the transactions contemplated by the Merger Agreement, on WMG’s ability to raise additional capital to fund its operations, on WMG’s ability to react to changes in the economy or its industry and on its ability to meet its obligations under its indebtedness; and

•

differences between WMG’s currently expected pro forma capital structure following consummation of the transactions contemplated by the Merger Agreement and its actual capital structure following consummation of such transactions.

Warner Music Group maintains an Internet site at www.wmg.com. WMG uses its website as a channel of distribution of material information related to WMG. Financial and other material information regarding WMG is routinely posted on and accessible at http://investors.wmg.com. In addition, you may automatically receive email alerts and other information about WMG by enrolling your email by visiting the “email alerts” section at http://investors.wmg.com. WMG’s website and the information posted on it or connected to it shall not be deemed to be incorporated by reference into this communication.

Additional factors that may affect future results and conditions are described in WMG’s filings with the SEC, which are available at the SEC’s web site at www.sec.gov or at WMG’s website at www.wmg.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the transaction contemplated by the Merger Agreement, Warner Music Group has filed a preliminary proxy statement on Schedule 14A with the SEC, and will file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND RELATED MATERIALS (IF AND WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WARNER MUSIC GROUP, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain these documents (and any other documents filed by Warner Music Group with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Warner Music Group’s Investor Relations department at 212-275-2000, or by visiting the Investor Relations portion of Warner Music Group’s website at investors.wmg.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

PARTICIPANTS IN SOLICITATION

Warner Music Group and its directors, executive officers and certain other members of Warner Music Group’s management may be deemed to be participants in the solicitation of proxies from Warner Music Group’s stockholders with respect to the Merger. Information about Warner Music Group’s directors, executive officers and members of management is contained in Warner Music Group’s most recent proxy statement and annual report on Form 10-K. Stockholders may obtain additional information about the directors and executive officers of Warner Music Group and their respective interests with respect to the proposed transaction by security holdings or otherwise, which may be different than those of Warner Music Group’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the Merger, when filed with the SEC. Each of these documents is, or will be, available as described above.

SOURCE: WMG

Media Contact:

Will Tanous
(212) 275-2244
Email Contact: Will.Tanous@wmg.com or Investor Contact:

Jill Krutick
(212) 275-4790
Email Contact: Jill.Krutick@wmg.com